                                                                    Exhibit 3.68

                                 STATE OF MAINE

                                     [LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.


[SEAL]

                                        IN TESTIMONY WHEREOF, I have caused the
                                        Great Seal of the State of Maine to be
                                        hereunto affixed. Given under my hand at Augusta, Maine, June 17.2002.


                                                   /s/ Dan Gwadosky
                                             ------------------------------
                                                     DAN GWADOSKY
                                                  SECRETARY OF STATE

[SEAL]

                                 STATE OF MAINE

       CERTIFICATE OF ORGANIZATION OF A CORPORATION UNDER THE GENERAL LAW

The undersigned, officers of a corporation organized at Biddeford, in the County of York and State of Maine at a meeting of the signers of the articles of agreement therefor, duly called and held at the office of Simon Spill, Esqin the City of Biddeford on the first day of October, A.D. 1948, hereby certify as follows:

The name of said corporation is I, Zaitlin and Sons, Inc.


The purposes of said corporation are:

     FIRST: To engage in buying and selling, and otherwise acquire, sell, store, lease, and deal in all scrap material, junk, iron metal, rubber, rags, books, paper, new and used cars, new and used automobile parts and accessories, gasoline, oil, tires, and all other merchandise and commodities of whatsoever nature and character.

     SECOND: To buy, hold, own, sell, hire, lease, mortgage, pledge and otherwise deal in and dispose of real estate, and to erect, manage, care for and maintain, extend and own buildings thereon.

     THIRD: To do any and all things that may be deemed necessary or proper pertaining to the conduct of the aforesaid businesses, and to have and to exercise all the rights, powers, and privileges that may be exercised by corporations formed under the general laws of the State of Maine.

The amount of capital stock is  Fifty Thousand ($50,000) Dollars

The amount of common stock is  all

The amount of preferred stock is  none

The amount of capital stock already paid in is none

The par value of the shares is   one hundred ($100) Dollars

The names and residences of the owners of said shares are as follows:

                                             NO. OF SHARES
      NAMES             RESIDENCES       --------------------
                                         COMMON     PREFERRED
-------------------------------------------------------------
  Isaac Zaitlin     Biddeford, Maine      1

  Joseph Zaitlin    Biddeford, Maine      1

  Ethel Zaitlin     Biddeford, Maine      1

Said corporation is located at Biddeford, Maine

in the County of York

The number of directors is three and their names are:

     Isaac Zaitlin, Joseph Zaitlin and Ethel Zaitlin

The name of the Clerk is    Simon Spill

and his residence is      Biddeford, Maine

The undersigned,           Isaac Zaitlin         is president;

the undersigned,           Joseph Zaitlin        is treasurer;

and the undersigned,

              Issac Zaitlin, Joseph Zaitlin and Ethel Zaitlin

are a majority of the directors of said corporation.

Witness our hands this first day of October  A.D. 1948.


                                          Isaac Zaitlin            President.
                                  -----------------------------

                                          Joseph Zaitlin           Treasurer.
                                  -----------------------------

                                          Isaac Zaitlin
                                  -----------------------------

                                          Joseph Zaitlin
                                  -----------------------------

                                          Ethel Zaitlin
                                  -----------------------------
                                                                   Directors.
                                  -----------------------------

                                  -----------------------------

                                  -----------------------------

                                  -----------------------------

     County of York, as October 1, A.D. 1948.

Then personally appeared

                            Isaac Zaitlin, Joseph Zaitlin and Ethel Zaitlin and
severally made oath to the foregoing certificate, that the same is true.

     Before me,

                                                               Simon Spill
                                                    ----------------------------
                                                           Justice of the Peace.

                                 STATE OF MAINE

Attorney General's Office, October 18, A.D. 1948.

I hereby certify that I have examined the foregoing certificate, and the same is properly drawn and signed, and is conformable to the constitution and laws of the State.

                                                           Abraham Breitbard
                                                    ----------------------------
                                                        Deputy Attorney General.

COPY

                              A TRUE COPY OF RECORD

                              ATTEST: /s/ John G. Smith
                                      -----------------
                                               REGISTER:

                               NAME OF CORPORATION

I. Zaitlin and Sons, Inc.

YORK as, Registry of Deeds
Received OCT 20 1948 19 at 9 H., - M., A. M., and recorded in Vol. 19 Page 121

Attest:

John G. Smith Register.

                                                           STATE OF MAINE
                                                    OFFICE OF SECRETARY OF STATE
                                                        AUGUSTA, OCT 27, 1948
                                                    RECEIVED AND FILED THIS DAY.
                                                        ATTEST:

                                                        /s/ Paul A. MacDonald
                                                    ----------------------------
                                                       DEPUTY SECRETARY OF STATE
                                                    RECORDED IN VOL. 133 PAGE 70

                                                           THIS SPACE FOR USE BY
                                                            SECRETARY OF STATE
                                                                   MAINE
                                                            SECRETARY OF STATE
                                                                   FILED

                                                               MAY 29, 1975

                                                              /s/ [ILLEGIBLE]
                                                          ----------------------
                                                                   AGENT

19480038 D   1910000084625

FILED 05 29 1975  CLRK

     FEE PAID $5.00

     C.B. 75C1919

     DATE 5-30-75

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

                                       OF

                            I. Zaitlin and Sons, Inc.

Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and business address of its present clerk are Simon Spill, 13 Crescent Street, Biddeford, Maine 04005
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     SECOND: The name and business address of its successor clerk* are Louis Spill, 13 Crescent Street, Biddeford, Maine 04005
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     THIRD: Upon a change in clerk this must be completed:

            / / Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

            /X/ Such change was authorized by the shareholders. (Complete the following)

            I certify that I have custody of the minutes showing the above action by the shareholders.


                                                    /s/ Louis Spill
                                       -----------------------------------------
                                       (clerk, secretary or assistant secretary)

Dated: May 28, 1975
                                               I. Zaitlin and Sons, Inc.      **
                                       -----------------------------------------
                                                 (name of corporation)

                                       By /s/ Louis Spill
                                         ---------------------------------------
     Legibly print or type name           Louis Spill, Clerk
     and capacity of all signers           (type or print name and capacity)
     13-A MRSA Section 104.
                                      By
                                         ---------------------------------------

                                       -----------------------------------------
                                           (type or print name and capacity)

----------
     * The clerk of a domestic corporation must be a person resident in Maine. The business address of the clerk and the registered office must be identical
    ** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-3

                                                           THIS SPACE FOR USE BY
                                                            SECRETARY OF STATE

                                                                   MAINE
                                                            SECRETARY OF STATE
                                                                   FILED

                                                                MAY 6, 1982

                                                              /s/ [ILLEGIBLE]
                                                          ----------------------
                                                            SECRETARY OF STATE
                                                                  AGENT

19480038 D   1910000084624

FILED 05 06 1982  CLRO

     FEE PAID $5.00

     C.B. 821368 C

     DATE 5-13-82

                                 STATE OF MAINE

                               CHANGE OF CLERK OR
                            REGISTERED OFFICE OR BOTH

                                       OF

                            I. ZAITLIN AND SONS, INC.

Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST:   The name and registered office of the clerk appearing on the record in Secretary of State's office

            Louis Spill, 13 Crescent Street, Biddeford, Maine 04005
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     SECOND:  The name and registered office of its successor (new) clerk* are
          Edwin A. Heisler, 465 Congress Street, Portland, Maine 04101
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

     THIRD:   Upon a change in clerk this must be completed:

              / / Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

              /X/ Such change was authorized by the shareholders. (Complete the following)

                    I certify that I have custody of the minutes showing the above action by the shareholders.


                                              /s/ Edwin A. Heisler, Clerk
                                       -----------------------------------------
                                          (Signature of new clerk, secretary
                                                or assistant secretary)

Dated: April 29, 1982
                                               I. Zaitlin and Sons, Inc.      **
                                       -----------------------------------------
                                                  (name of corporation)

     MUST BE COMPLETED                 By /s/ Edwin A. Heisler
                                         ---------------------------------------
     Legibly print or type name                      (signature)
     and capacity of all signers
     13-A MRSA Section 104.                      Edwin A. Heisler, Clerk
                                       -----------------------------------------
                                           (type or print name and capacity)

                                       By
                                         ---------------------------------------
                                                     (signature)

                                       -----------------------------------------
                                           (type or print name and capacity)

----------
 * The clerk of a domestic corporation must be a person resident in Maine.
** The name of the corporation should be typed, and the document must be signed by (1) the Clerk OR (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-3-Rev. 77

                                               FOR USE BY THE SECRETARY OF STATE
                                                            FILED

                                                          April 28, 1992

                                                          /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                   DEPUTY SECRETARY OF STATE

                                                   A TRUE COPY WHEN ATTESTED
                                                          BY SIGNATURE


                                               ---------------------------------
                                                   DEPUTY SECRETARY OF STATE

19480038 D   1910000274107

FILED 04 28 1992  CHNG

FEE PAID $35.00

C.B.  ----

DATE MAY 1 1992

                                 STATE OF MAINE

                              ARTICLES OF AMENDMENT

                           (AMENDMENT BY SHAREHOLDERS
                              VOTING AS ONE CLASS)

           Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

     FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

     SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

              A.  at a meeting legally called and held on, OR
              B.  by unanimous written consent on December 13, 1991

     THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

                   Number of Shares Outstanding       NUMBER          NUMBER
                       and Entitled to Vote          Voted For     Voted Against
                   ----------------------------      ---------     -------------
                               32.5                    32.5             -0-

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

     FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter is as follows:

              Class    Series (If Any)   Number of Shares   Par Value (If Any)
              -----    ---------------   ----------------   ------------------
              N/A

     The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $_______________. The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is___________________ shares.

     SIXTH:   Address of the registered office in Maine:
              465 Congress St., Portland, ME 04101
              ---------------------------------------------
                          (street, city and zip code)

  MUST BE COMPLETED FOR VOTE OF                I. Zaitlin and Sons, Inc.
          SHAREHOLDERS                ------------------------------------------
                                       (Name of Corporation - Typed or Printed)

  I certify that I have custody       By* /s/ Edwin A. Heisler
  of the minutes showing the             ---------------------------------------
  above action by the shareholders.

                                             Edwin A. Heisler, Clerk
                                       -----------------------------------------
/s/ Edwin A. Heisler  Clerk               (type or print name and capacity)
-------------------------------
(signature of clerk, secretary         By*
or asst. secretary)                       --------------------------------------
                                                      (signature)

Dated: March 30, 1992                  -----------------------------------------
                                           (type or print name and capacity)

* In addition to any certification of custody of minutes this document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

FORM NO. MBCA-9 Rev. 80

                                    EXHIBIT A

                                       TO

                            I. ZAITLIN AND SONS, INC.

                              ARTICLES OF AMENDMENT

     The Board of Directors is authorized to increase or decrease the number of directors. The minimum number shall be one (1) director and the maximum number shall be seven (7) directors, (13-A M.R.S.A Section 703 1 A and 2), but the minimum number of directors shall not be less than the number of shareholders when there are fewer than three shareholders.

                                   Filing Fee $20.00 for each corporation listed

                                        File No. 19480038 D Pages 3
              DOMESTIC                  Fee Paid $ 20.00
        BUSINESS CORPORATION            DCN 1970381300018 RO
                                                FILED
           STATE OF MAINE                   02/03/1997

                                                    /s/ Gary Cooper
       NOTIFICATION BY CLERK                   ----------------------------
         OF CHANGE IN NAME                      Deputy Secretary of State
        OR REGISTERED OFFICE
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE


                                                 -------------------------
                                                 Deputy Secretary of State

Pursuant of 13-A MRSA Section 304.6, the undersigned clerk gives notice of change of clerk's name and/or registered office of each corporation LISTED IN ITEM FIFTH:

FIRST: Name of clerk* appearing on the record in Secretary of State's Office Edwin A. Heisler

SECOND:    New name of clerk, if name has changed

THIRD:     Address of former registered office:

           465 Congress Street, Portland, Maine 04101
           ---------------------------------------------------------------------
                          (street, city, state and zip code)

FOURTH:    Address of new registered office:

           511 Congress Street, Portland,  Maine 04101
           ---------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

           511 Congress Street, P.O. Box 9711, Portland,  Maine 04104-5011
           ---------------------------------------------------------------
                       (mailing address if different from above)

FIFTH Notice of the above change(s) has been sent to the following corporations of which the undersigned in clerk:

           SEE EXHIBIT A ATTACHED HERETO
           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           /X/ Names of additional corporations attached hereto as Exhibit A, and made a part hereof.

DATED January 30, 1997                               /s/ Edwin A. Heisler
                                                --------------------------------
                                                      (clerk's signature)

                                                      Edwin A. Heisler, Clerk
                                                --------------------------------
                                                      (type or print name)


NOTE: This form is NOT used to change the clerk from one person to another.

----------
* The clerk of a domestic corporation must be a natural person resident in Maine.

  SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                               101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                              TEL. (207) 287-4195

FORM NO. MBCA-3B REV. 96

                                                                Edwin A. Heisler
                                                             Profit Corporations

                                    EXHIBIT A

A Special Place, Inc.
Bay Street Ventures, Inc.
Bonnie Auto Sales
Carpetland, Inc.
Clean-O-Rama
Colonial Offset Printing, Inc.
Doris Homer Real Estate, Inc.
DR Management, Inc.
Eagle Tours, Inc.
Gilbert & Genthner, Inc.
Green Bough Corporation
The Grey Gull, Inc.
Hawk Aviation Corporation
Hefflefinger, Inc.
Hurd Lumber Company, Inc.
Iver C. Neilson, M.D., P.A.
I. Zaitlin and Sons, Inc.
Jetport Gas & Convenience Store, Inc.
John S. Dyhrberg, M.D., P.A.
Kendrick Technology Corporation
Kevmer Corporation
Madeline Mattson Realty, Inc.
Maine Pediatric Surgical Associates
Management Research Group, Inc.
Master Service, Inc.
Moxy Ledge Corporation
MSM Enterprises, LTD
Multi Concept Management, Inc.
North Star Realty & Development Corp.
Noyes Tire Co.
Orthopaedic and Sports Physical Therapy Associates, P.A.
Pine Tree Veterinary Hospital
Portdoug, Inc.
Portland Professional Sports Academy
Restaurants, Inc.
Richardson & Troubh

[LOGO]

                                          Filing Fee $20.00
                                          File No. 19480038  Pages 2
                   DOMESTIC                   Fee Paid $  20.00
             BUSINESS CORPORATION         DCN 1980291500014     CLRO
                                                    FILED
                STATE OF MAINE                   01/28/1998

                                                   /s/ [ILLEGIBLE]
        CHANGE OF CLERK ONLY or CHANGE        -------------------------
        OF CLERK AND REGISTERED OFFICE        Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

I. Zaitlin and Sons, Inc.
--------------------------------                 -------------------------
  (Name of Corporation)                          Deputy Secretary of State


Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

           Edwin A. Heisler
           ---------------------------------------------------------------------
                                     (name)

           511 Congress Street, Portland, Maine 04101
           ---------------------------------------------------------------------
                       (street, city, state and zip code)


SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

           Bradley W. Hughes
           ---------------------------------------------------------------------
                                     (name)

           110 Main Street, Suite 1308, Saco, Maine 04072
           ---------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

           --------------------------------------------------------------------
                      (mailing address if different from above)


THIRD:     Upon a change in clerk this must be completed:

              / / Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

              /X/ Such change was authorized by the shareholders.

DATED December 23, 1997                *By /s/ Bradley W. Hughes
                                           -------------------------------------
  MUST BE COMPLETED FOR VOTE OF                       (signature)
          SHAREHOLDERS
                                           Bradley W. Hughes, Clerk
                                           -------------------------------------
                                            (type or print name and capacity)
  I certify that I have custody
  of the minutes showing the           *By /s/ Samuel M. Zaithin
  above action by the shareholders.        -------------------------------------
                                                      (signature)

/s/ [ILLEGIBLE]

                                           Samuel M. Zaithin, President
/s/ Bradley W. Hughes                      -------------------------------------
-------------------------------              (type or print name and capacity)
(signature of clerk, secretary
or asst. secretary)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above named domestic business corporation.

CLERK                                                    DATED December 23, 1997

/s/ Bradley W. Hughes                     Bradley W. Hughes
-------------------------------         ----------------------------------------
        (signature)                                (type or print name)


----------
*This document MUST be signed by (1) the NEW CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

    SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101
                                           TEL. (207) 287-4195

FORM NO. MBCA-3 REV. 9/97

                                          Minimum Fee $80 (See Section 1401
             BUSINESS CORPORATION         sub-Section 19)

                STATE OF MAINE            File No. 19480038 D Pages 7

       (MERGER OF DOMESTIC AND FOREIGN    Fee Paid $ 80.00
              CORPORATIONS)               DCN 1981141200004   MERG
                                                   FILED
              ARTICLES OF MERGER                04/23/1998

KTI RECYCLING OF NEW ENGLAND, INC.
A corporation organized under the                     /s/ [ILLEGIBLE]
laws of DELAWARE                                -------------------------
                                                Deputy Secretary of State
                   INTO

I. ZAITLIN AND SONS, INC.                 A True Copy When Attested By Signature
A corporation organized under the
laws of MAINE

Pursuant of 13-A MRSA Section 906,               ---------------------------
the preceding corporations adopt                  Deputy Secretary of State
these Articles of Merger:

FIRST: The laws of the State(s) of DELAWARE, under which the foreign corporation is organized, permit such merger.

SECOND: The name of the surviving corporation is KTI RECYCLING OF NEW ENGLAND, INC.; and it is to be governed by the laws of the State of MAINE.

THIRD: The plan of merger is set forth in Exhibit I attached hereto and made a part hereof.

FOURTH: As to each participating domestic corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

             Name of         Number of Shares  Number of Shares    NUMBER        NUMBER
           Corporation         Outstanding     Entitled to Vote   Voted for   Voted Against
           -----------       ----------------  ----------------   ---------   -------------
  I. ZAITLIN AND SONS, INC.       97.5               97.5           97.5            -0-

FIFTH: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

             Name of           Designation       Number of Shares     NUMBER         NUMBER
           Corporation          of class           Outstanding       Voted for    Voted Against
           -----------         -----------       ----------------    ---------    -------------
  I. ZAITLIN AND SONS, INC.      COMMON                                               -0-

SIXTH:


(ME. - 2335 - 10/23/96)

SEVENTH: The address of the registered office of the surviving corporation in the State of Maine is* _____________________________
           110 MAIN STREET, SUITE 1380, SACO, MAINE 04072
          ----------------------------------------------------------------------
                           (street, city and zip code)

           The address of the registered office of the merged corporation in the State of Maine is* ________________________________
           110 MAIN STREET, SUITE 1308, SACO, MAINE 04072
          ----------------------------------------------------------------------
                           (street, city and zip code)

EIGHTH: Effective date of the merger (if other than date of filing of Articles) is 4/30/98

           (NOT TO EXCEED 60 DAYS FROM DATE OF FILING OF THE ARTICLES)

DATED  APRIL 17, 1998                           I. ZAITLIN AND SONS, INC.
                                            ------------------------------------
                                            (participating domestic corporation)

  MUST BE COMPLETED FOR VOTE OF         **By   /s/ Samuel M. Zaitlin
        SHAREHOLDERS                        ------------------------------------

                                                       (signature)
  I certify that I have custody
   of the minutes showing the                   SAMUEL M. ZAITLIN, PRESIDENT
above action by the shareholders.           ------------------------------------
                                              (type or print name and capacity)
I. ZAITLIN AND SONS, INC.
--------------------------------
     (name of corporation)              **By   /s/ Robert E. Wetzel
                                            ------------------------------------
/s/ Robert E. Wetzel                                   (signature)
-------------------------------
(signature of clerk, secretary                 ROBERT E. WETZEL, SECRETARY
or asst. secretary)                         ------------------------------------
                                              (type or print name and capacity)


DATED_________________                        KTI RECYCLING OF NEW ENGLAND, INC.
                                            -----------------------------------
  MUST BE COMPLETED FOR VOTE OF                  (participating corporation)
          SHAREHOLDERS
                                        **By   /s/ Martin J. Sergi
  I certify that I have custody             ------------------------------------
   of the minutes showing the                          (signature)
  above action by the shareholders.
                                                MARTIN J. SERGI, PRESIDENT
                                            ------------------------------------
                                              (type or print name and capacity)
KTI RECYCLING OF NEW JERSEY, INC.
---------------------------------
     (name of corporation)              **By   /s/ Robert E. Wetzel
                                             -----------------------------------
/s/ Robert E. Wetzel                                   (signature)
-------------------------------
(signature of secretary                         ROBERT E. WETZEL, SECRETARY
or)                                          -----------------------------------
                                             (type or print name and capacity)

NOTE: If a foreign corporation is the survivor of this merger, see Section 906.4 and Section 908.3 as to whether Form MBCA-10Ma is required.

*Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.

----------
**This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                             101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101
                                          TEL. (207) 287-4195

FORM NO. MBCA-10C    REV. 96

                                 PLAN OF MERGER

                                       OF

                       KTI RECYCLING OF NEW ENGLAND, INC.

                                      INTO

                            I. ZAITLIN AND SONS, INC.

     Pursuant to 13-A MRSA Section 906, the undersigned corporations hereby execute the following Certificate of Merger.

                                   ARTICLE ONE

     KTI Recycling of New England, Inc., a corporation organized and existing under the laws of the State of Delaware shall be merged into I. Zaitlin and Sons, Inc., a corporation organized and existing under the laws of the State of Maine, which is hereinafter designated as the surviving corporation and hereby changes it's name to KTI Recycling of New England, Inc.

     The address of the surviving corporation's registered office is 100 Main Street, Suite 1308, Saco, Maine 04072 and the name of its registered agent at such address is Bradley W. Hughes.

     The total authorized capital stock of the surviving corporation shall be 130 shares, itemized by classes, par value of shares, shares without par value of shares, shares without par value, and series, if any, within a class as follows:

Class      Series     Number of Shares    Par Value Per Share
           (if any)                       or statement shares are without par
                                          value

Common     None           130               $ 100.00 Par Value

                                   ARTICLE TWO

The following plan of merger was approved by each of the undersigned corporations in the manner prescribed by the

     The name of the surviving corporation shall be changed to KTI Recycling of New England, Inc.

     The by-laws of I. Zaitlin and Sons, Inc. shall remain and be the by-laws of the corporation which shall survive the merger until the same shall be altered or amended according to the provisions thereof and in the manner permitted by the statues of the State of Maine, or by this certificate.

     The following amendments shall be made to the Certificate of Incorporation of I. Zaitlin and Sons, Inc.

     The first annual meeting of the shareholders of the corporation which shall survive the merger, to be held after the effective date of the merger, shall be the annual meeting provided, or to be provided, by the by-laws of the said corporation, for the year 1998.

     All persons, who at the date when the Certificate of Merger shall become effective, shall be the executive or administrative officers of KTI Recycling of New England, Inc., shall be and will remain like officers of the corporation which shall survive the merger until the board of directors of such corporation shall elect their respective successors.

     The chairman of the board, or the president or a senior vice-president of each of the corporations, parties to this merger, shall sign this certificate on behalf of their respective corporations. This certificate shall then be submitted to the shareholders of each of the corporation's parties hereto, at a meeting thereof, separately called and held for the purpose of considering and taking action upon the proposed merger. At each such meeting this merger shall be considered and a vote taken thereon in the manner prescribed by 13-A MRSA
Section 906.

     A meeting of the board of directors of the corporation which shall survive this merger shall be held as soon as practicable after the date on which this merger shall become effective and may be called in the manner provided in the by-laws of the corporation which shall survive the merger for the calling of special meeting of the board of directors and may be held at the time and place specified in the notice of the meeting.

     The corporation which shall survive the merger shall pay all expenses of carrying this agreement into effect and of accomplishing this merger.

     When the merger shall have become effective, all and singular, the rights, privileges, powers and franchises of each of the corporation, parties to this merger, whether of a public or a private nature, and all property, real personal and mixed, and all debts due to each of said corporations, on whatever account as well for stock subscriptions as all other things in action or belonging to either of the said corporations shall be vested in the corporation which shall survive this merger; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the corporation which shall survive this merger as they were of the corporations, parties hereto, and the title to any real or personal property, whether by deed or otherwise, vested in each of the corporations, parties hereto, shall not revert or be in any way unimpaired by reason hereof; provided, however, that all rights of creditors and all liens upon any property of each of the corporations, parties hereto, shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the time of the said merger, and all debts, liabilities and duties of KTI Recycling of New England, Inc. shall thenceforth attach to the corporation which shall survive this merger and may be enforces against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     It at any time the corporation which shall survive the merger shall consider or be advised that any further assignment for assurances in law or any things are necessary or desirable to vest in the said corporation, according to the terms hereof, the title to any property or rights of KTI Recycling of New England, Inc. the Proper Officers and Directors of said KTI Recycling of New England, Inc. shall and will execute and make all such proper assignments and assurances in law and so all things necessary or proper to vest title in such proper assignments and assurances in law and do all things necessary or proper to vest title in such property or rights in the corporation which shall survive the merger and otherwise to carry out the purposes of this Certificate of Merger.

                                  ARTICLE THREE

     As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote, and the number and designation of the shares of any class or series entitled to vote as a class, are:

        Name of Corporation                Total     Designation of each     No. of Shares
                                         Number of     Class or Series      Entitled to Vote
                                          Shares      Entitled to Vote        of each such
                                        Entitled to      as a Class          Class or Series
                                           Vote          (if any)               (if any)

I. Zaitlin and Sons, Inc.                  97.5           Common                  97.5
KTI Recycling of New England, Inc.        1,500           Common                 1,500

                                  ARTICLE FOUR

     As to each corporation whose shareholders are entitled to vote, the number of shares voted for and against the plan respectively, and the number of shares of any class entitled to vote as a class that voted for and against the plan, are:

        Name of Corporation             Total       Total        Class      Shares     Shares
                                        Shares      Shares                  Voted      Voted
                                        Voted       Voted                    For      Against
                                         For       Against
I. Zaitlin and Sons, Inc.                97.5          0         Common      97.5        0
KTI Recycling of New England, Inc.      1,500          0         Common     1,500        0

The date or dates of approval by the shareholders of each corporation of the plan of merger is (are):

Corporation; I. Zaitlin and Sons, Inc. date of shareholder approval:
April 17, 1998

Corporation: KTI Recycling of New England, Inc. date of shareholder approval:
April 17, 1998

                                  ARTICLE FIVE

     The plan of merger was approved by the board of directors of

     I. Zaitlin and Sons, Inc., the surviving corporation.

                                   ARTICLE SIX


     The effective date of this certificate shall be April 30, 1998.

IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President, as of the 17th day of April, 1998.


                                              I. Zaitlin and Sons, Inc.


                                              By: /s/ Samuel M. Zaitlin
                                                  -----------------------------
                                                  SAMUEL M. ZAITLIN, President


                                              KTI Recycling of New England, Inc.


                                              By: /s/ Martin J. Sergi
                                                  -----------------------------
                                                  MARTIN J. SERGI, President

                                                     FILE NO. 19480038 D PAGES 1
                                                     FEE PAID $ 0
                                                     DCN 1982391400020  DOTR
                                                               FILED
                                                             27-AUG-98

KTI RECYCLING OF NEW ENGLAND, INC.


                                              August 26, 1998


Corporate Examining Section
Secretary of State
101 State House Station
Augusta, Maine 04333-0101

Re: American Ash Recycling of New England, Inc., change of name to KTI Ash Recycling of New England Limited Partnership

Dear Sir or Madam:

     We recently submitted a change of legal name for the above-named entity which was rejected because of the similarity of the proposed name to KTI Recycling of New England, Inc.

     I am writing in my capacity as an officer of KTI Recycling of New England, Inc. to inform you that there is a connection between the two entities. KTI Recycling of New England, Inc. is a subsidiary of KTI, Inc. KTI Specialty Waste Services, Inc., the general partner of American Ash Recycling of New England, Ltd., is also a subsidiary of KTI, Inc. The two entities are therefore controlled by the same parent.

     KTI Recycling of New England, Inc. has no objection to the use of the name KTI Ash Recycling of New England Limited Partnership by the entity now known as American Ash Recycling of New England, Ltd.

                                                     Very truly yours,


                                                     /s/ Bradley W. Hughes
                                                     ---------------------------
                                                     Bradley W. Hughes
                                                     Clerk

                               MINIMUM FEE $80 (See Section 1401 Sub-Section 19)

                                    File No. 19480038 D Pages 6
                                    Fee Paid $ 80
                                    DCN 1983211300009 MERG
                                    --------FILED---------------
                                         04-NOV-98

                                           /s/ [ILLEGIBLE]
                                     ----------------------------
                                      Deputy Secretary of State

                                  A TRUE COPY WHEN ATTESTED BY SIGNATURE


                                     ----------------------------
                                      Deputy Secretary of State


             BUSINESS CORPORATION
                STATE OF MAINE
(MERGER OF DOMESTIC AND FOREIGN CORPORATIONS)
              ARTICLES OF MERGER

VEL-A-TRAN Recycling, Inc.
A corporation organized under the laws of  Massachusetts

                    INTO

KTI Recycling of New England, Inc.
A corporation organized under the laws of Maine

Pursuant to 13-A MRSA Section 906, the preceding corporations adopt these Articles of Merger:

FIRST: The laws of the State(s) of Massachusetts, under which the foreign corporation(s) is (are) organized, permit such merger.

SECOND: The name of the surviving corporation is KTI Recycling of New England, Inc. and it is to be governed by the laws of the State of Maine.

THIRD: The plan of merger is set forth in Exhibit I attached hereto and made a part hereof.

FOURTH: As to each participating domestic corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

                      Name of      Number of Shares    Number of Shares       NUMBER          NUMBER
                    Corporation      Outstanding       Entitled to Vote     Voted For      Voted Against
                    -----------    ----------------    ----------------     ---------      -------------
  KTI Recycling of
  New England, Inc.                     97.5                 97.5             97.5             -0-

FIFTH: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each class voted for and against the plan, are as follows:

                      Name of      Number of Shares    Number of Shares       NUMBER          NUMBER
                    Corporation      Outstanding       Entitled to Vote     Voted For      Voted Against
                    -----------    ----------------    ----------------     ---------      -------------
  KTI Recycling of
  New England, Inc.                     97.5                 97.5             97.5             -0-

 (INCLUDE THE FOLLOWING PARAGRAPH IF THE MERGER WAS AUTHORIZED WITHOUT THE VOTE
   OF THE SHAREHOLDERS OF THE SURVIVING CORPORATION. OMIT IF NOT APPLICABLE.)


SIXTH:

                            Number of Shares Outstanding     Number of Shares to Be Issued
          Designation      Immediately Prior to Effective     Or Delivered Pursuant to the
           of Class                Date of Merger                        Merger
          -----------      ------------------------------    -----------------------------


SEVENTH: The address of the registered office of the surviving corporation in the State of Maine is* 110 Main Street,
          Suite 1308, Saco, Maine 04072
          ---------------------------------------------------------------------
                       (street, city, state and zip code)

          The address of the registered office of the merged corporation in the State of Maine is* 110 Main Street,
          Suite 1308, Saco, Maine 04072
          ---------------------------------------------------------------------
                       (street, city, state and zip code)

EIGHTH: Effective date of the merger (if other than date of filing of Articles) is November 17, 1998

           (NOT TO EXCEED 60 DAYS FROM DATE OF FILING OF THE ARTICLES)

DATED  October 30, 1998                     KTI Recycling of New England, Inc.
                                           -------------------------------------
                                            (participating domestic corporation)

  MUST BE COMPLETED FOR VOTE OF         **By   /s/ Martin J. Sergi
          SHAREHOLDERS                      ------------------------------------
                                                       (signature)

  I certify that I have custody                Martin J. Sergi, President
   of the minutes showing the               ------------------------------------
 above action by the shareholders.           (type or print name and capacity)

KTI Recycling of New England, Inc.      **By   /s/ Robert E. Wetzel
----------------------------------           -----------------------------------
     (name of corporation)                             (signature)

See signature at right

                      Secretary                Robert E. Wetzel, Secretary
--------------------------------             -----------------------------------
 (signature of clerk, secretary               (type or print name and capacity)
      or asst. secretary)

DATED  October 30, 1998                     VEL-A-TRAN, Inc.
                                            -----------------------------------
                                            (participating domestic corporation)

  MUST BE COMPLETED FOR VOTE OF         **By   /s/ Ross Pirasteh
          SHAREHOLDERS                      ------------------------------------
                                                       (signature)

  I certify that I have custody                Ross Pirasteh, Chairman
   of the minutes showing the               ------------------------------------
 above action by the shareholders.            (type or print name and capacity)


   VEL-A-TRAN Recycling, Inc.           **By   /s/ Robert E. Wetzel
---------------------------------            -----------------------------------
     (name of corporation)                             (signature)

                      Secretary                Robert E. Wetzel, Secretary
--------------------------------             -----------------------------------
 (signature of clerk, secretary               (type or print name and capacity)
      or asst. secretary)

NOTE: If a foreign corporation is the survivor of this merger, see Section 906.4 and Section 908.3 as to whether Form MBCA-10Ma is required.

*Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.

----------
** This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                            TEL.(207) 287-4195

FORM NO. MBCA-10C Rev.96

                                 Plan of Merger

                                       of

                           Vel-A-Tran Recycling, Inc.

                                      into

                       KTI Recycling of New England, Inc.

     Pursuant to 13-A MRSA Section 906, the undersigned corporations hereby execute the following Certificate of Merger.

                                   ARTICLE ONE

     Vel-A-Tran Recycling, Inc., a corporation organized and existing under the laws of the State of Massachusetts shall be merged into KTI Recycling of New England, Inc., a corporation organized and existing under the laws of the State of Maine, which is hereinafter designated as the surviving corporation.

     The address of the surviving corporation's registered office is 110 Main Street, Suite 1308, Saco, Maine 04072 and the name of its registered agent at such address is Bradley W. Hughes.

     The total authorized capital stock of the surviving corporation shall be 130 shares, itemized by classes, par value of shares, shares without par value of shares, shares without par value, and series, if any, within a class as follows:

Class         Series        Number of Shares   Par Value Per Share
              (if any)                         or statement shares are without par
                                               value
Common        None               130           $100.00 Par Value

                                   ARTICLE TWO

The following plan of merger was approved by each of the undersigned corporations in the manner prescribed by law, the certificates of incorporation and the by-laws of each corporation.

     The name of the surviving corporation is KTI Recycling of New England, Inc.

     The by-laws of KTI Recycling of New England, Inc. shall remain and be the by-laws of the corporation which shall survive the merger until the same shall be altered or amended according to the provisions thereof and in the manner permitted by the statues of the State of Maine, or by this certificate.

     The following amendments shall be made to the Certificate of Incorporation of KTI Recycling of New England, Inc.

     The first annual meeting of the shareholders of the corporation which shall survive the merger, to be held after the effective date of the merger, shall be the annual meeting provided, or to be provided, by the by-laws of the said corporation, for the year 1999.

     All persons, who at the date when the Certificate of Merger shall become effective, shall be the executive or administrative officers of KTI Recycling of New England, Inc., shall be and will remain like officers of the corporation which shall survive the merger until the board of directors of such corporation shall elect their respective successors.

     The chairman of the board, or the president or a senior vice-president of each of the corporations, parties to this merger, shall sign this certificate on behalf of their respective corporations. This certificate shall then be submitted to the shareholders of each of the corporation's parties hereto, at a meeting thereof, separately called and held for the purpose of considering and taking action upon the proposed merger. At each such meeting this merger shall be considered and a vote taken thereon in the manner prescribed by 13-A MRSA
Section 906.

     A meeting of the board of directors of the corporation which shall survive this merger shall be held as soon as practicable after the date on which this merger shall become effective and may be called in the manner provided in the by-laws of the corporation which shall survive the merger for the calling of special meeting of the board of directors and may be held at the time and place specified in the notice of the meeting.

     The corporation which shall survive the merger shall pay all expenses of carrying this agreement into effect and of accomplishing this merger.

     When the merger shall have become effective, all and singular, the rights, privileges, powers and franchises of each of the corporation, parties to this merger, whether of a public or a private nature, and all property, real personal and mixed, and all debts due to each of said corporations, on whatever account as well for stock subscriptions as all other things in action or belonging to either of the said corporations shall be vested in the corporation which shall survive this merger; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the corporation which shall survive this merger as they were of the corporations, parties hereto, and the title to any real or personal property, whether by deed or otherwise, vested in each of the corporations, parties hereto, shall not revert or be in any way unimpaired by reason hereof; provided, however, that all rights of creditors and all liens upon any property of each of the corporations, parties hereto, shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the time of the said merger, and all debts, liabilities and duties of Vel-A-Tran Recycling, Inc. shall thenceforth attach to the corporation which shall survive this merger and may be enforces against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     If, at any time the corporation which shall survive the merger shall consider or be advised that any further assignment for assurances in law or any things are necessary or desirable to vest in the said corporation, according to the terms hereof, the title to any property or rights of Vel-A-Tran Recycling, Inc. the Proper Officers and Directors of said Vel-A-Tran Recycling, Inc. shall and will execute and make all such proper assignments and assurances in law and so all things necessary or proper to vest title in such proper assignments and assurances in law and do all things necessary or proper to vest title in such property or rights in the corporation which shall survive the merger and otherwise to carry out the purposes of this Certificate of Merger.

                                  ARTICLE THREE

     As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote, and the number and designation of the shares of any class or series entitled to vote as a class, are:

        Name of Corporation               Total        Designation of each         No. of Shares
                                        Number of        Class or Series          Entitled to Vote
                                         Shares       Entitled to Vote as a         of each such
                                       Entitled to        Class (if any)        Class or Series (if
                                          Vote                                         any)
KTI Recycling of New England, Inc.        97.5                Common                   97.5
Vel-A-Tran Recycling, Inc.                 100                Common                    100

                                  ARTICLE FOUR

     As to each corporation whose shareholders are entitled to vote, the number of shares voted for and against the plan respectively, and the number of shares of any class entitled to vote as a class that voted for and against the plan, are:

        Name of Corporation             Total    Total     Class       Shares    Shares
                                        Shares   Shares                Voted     Voted
                                        Voted    Voted                  For      Against
                                         For    Against
KTI Recycling of New England, Inc.      97.5       0       Common      97.5        0
Vel-A-Tran Recycling, Inc.               100       0       Common       100        0

The date of approval by the shareholders of each corporation of the plan of merger is:

Corporation:  KTI Recycling of New England, Inc.   date of shareholder approval:
October 30,1998

Corporation:  Vel-A-Tran Recycling, Inc. date of shareholder approval:
October 30,1998

                                  ARTICLE FIVE

     The plan of merger was approved by the board of directors of KTI Recycling of New England, Inc., the surviving corporation.

                                  ARTICLE SIX

     The effective date of this certificate shall be November 17, 1998.

IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President, as of the 30th day of October, 1998.

                                   KTI Recycling of New England, Inc.


                                   By:  /s/ Martin J. Sergi
                                        ---------------------------------------
                                        Martin J. Sergi, President


                                   Vel-A-Tran Recycling, Inc.


                                   By:  /s/ Robert E. Wetzel
                                        ---------------------------------------
                                        Robert E. Wetzel, Senior Vice President

                                  FILING FEE $20.00

                                       File No. 19480038 D Pages 2
                                       Fee Paid $ 20
                                       DCN 2011441800110 CLRO
                                       -----FILED---------------------
                                          05/15/2001

                                            /s/ [ILLEGIBLE]
                                            -------------------------------
                                               Deputy Secretary of State

                                       A TRUE COPY WHEN ATTESTED BY SIGNATURE


                                            ---------------------------------
                                               Deputy Secretary of State


           DOMESTIC
     BUSINESS CORPORATION

        STATE OF MAINE

 CHANGE OF CLERK ONLY OR CHANGE
 OF CLERK AND REGISTERED OFFICE


 KTI Recycling of New England, Inc.
------------------------------------
       (Name of Corporation)


Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's office:

          Bradley W. Hughes
          ----------------------------------------------------------------------
                                        (name)

          c/o KTI, Inc. 110 Main Street, Suite 1308, Saco, Maine 04072
          ----------------------------------------------------------------------
                           (street, city, state and zip code)

SECOND: The name and registered office of the sucessor (new) clerk, who must be a Maine resident:

          Peter B. Webster
          ----------------------------------------------------------------------
                                        (name)

                     One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)


          ----------------------------------------------------------------------
                       (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

                 /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                 / / Such change was authorized by the shareholders.

Dated May 7, 2001         *By  /s/ John W. Casella
                               -------------------------------------------------
                                                 (signature)

                               John W. Casella, President
                               -------------------------------------------------
                                       (type or print name and capacity)

                          *By  /s/ Jerry S. Cifor
                               -------------------------------------------------
                                                 (signature)

                               Jerry S. Cifor, Treasurer, 2nd certifying officer
                               -------------------------------------------------
                                        (type or print name and capacity)

          MUST BE COMPLETED FOR VOTE
               OF SHAREHOLDERS
-----------------------------------------------------
I certify that I have custody of the minutes showing the above action by the shareholders.


-----------------------------------------------------
  (signature of clerk, secretary or asst. secretary)


THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (Section 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above-named domestic business corporation.

CLERK                                    DATED     MAY 14, 2001

/s/ Peter B. Webster                     Peter B. Webster
-------------------------------          ---------------------------------------
        (signature)                                (type or print name)

----------
*This document MUST be signed by
     (1) the NEW CLERK OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3) if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

     SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-3 Rev. 7/2000                          TEL. (207) 297-4195